Exhibit 99.1

Shake Shack Announces First Quarter 2026 Financial Results
▪Total revenue of $366.7 million, up 14.3% versus 2025, including $354.0 million of Shack sales and $12.7 million of Licensing revenue.
▪System-wide sales of $558.3 million, up 14.1% versus 2025.
▪Same-Shack sales up 4.6% versus 2025.
▪Operating loss of $2.6 million versus operating income of $2.8 million in 2025.
•Restaurant-level profit(1) of $75.1 million, or 21.2% of Shack sales.
▪Net loss of $0.3 million versus net income of $4.5 million in 2025.
•Adjusted EBITDA(1) of $37.0 million, down 9.3% versus 2025.
▪Net loss attributable to Shake Shack Inc. of $0.3 million, or loss of $0.01 per diluted share.
•Adjusted pro forma net income(1) of $0.1 million, or earnings of $0.00 per fully exchanged and diluted share.
▪Opened 17 new Company-operated Shacks and five new licensed Shacks.
NEW YORK, NY (Business Wire) — May 7, 2026 — Shake Shack Inc. (“Shake Shack” or the “Company”) (NYSE: SHAK) has posted its results for the first quarter of 2026 in a Shareholder Letter in the Quarterly Results section of the Company's Investor Relations website, which can be found here: Q1 2026 Shake Shack Shareholder Letter.

Shake Shack will host a conference call at 8:00 a.m. ET. Hosting the call will be Robert Lynch, Chief Executive Officer. The conference call can be accessed live over the phone by dialing (877) 407-0792, or for international callers by dialing (201) 689-8263. A replay of the call will be available until May 14, 2026 by dialing (844) 512-2921 or for international callers by dialing (412) 317-6671; the passcode is 13759466.

The live audio webcast of the conference call will be accessible in the Events & Presentations section of the Company's Investor Relations website at investor.shakeshack.com. An archived replay of the webcast will also be available shortly after the live event has concluded.

(1)Restaurant-level profit, Adjusted EBITDA and Adjusted pro forma net income are non-GAAP measures. A reconciliation to the most directly comparable financial measures presented in accordance with GAAP is set forth in the schedules accompanying this release. See “Non-GAAP Financial Measures” below.

Exhibit 99.1
About Shake Shack
Shake Shack serves elevated versions of American classics using only the best ingredients. It’s known for its delicious made-to-order Angus beef burgers, crispy chicken, hand-spun milkshakes, house-made lemonades, beer, wine, and more. With its high-quality food at a great value, warm hospitality, and a commitment to crafting uplifting experiences, Shake Shack quickly became a cult-brand with widespread appeal. Shake Shack’s purpose is to Stand For Something Good®, from its premium ingredients and employee development, to its inspiring designs and deep community investment. Since the original Shack opened in 2004 in NYC’s Madison Square Park, the Company has expanded to over 685 locations system-wide, including over 440 in 35 U.S. States and the District of Columbia, and 245 international locations across London, Hong Kong, Shanghai, Singapore, Mexico City, Istanbul, Dubai, Tokyo, Seoul and more.

Skip the line with the Shack App, a mobile ordering app that lets you save time by ordering ahead! Guests can select their location, pick their food, choose a pickup time and their meal will be cooked-to-order and timed to arrival. Available on iOS and Android.
Media:
Meg Davis, Shake Shack
mcastranova@shakeshack.com
Investor Relations:
Alison Sternberg, Head of Investor Relations
(844) SHACK-04 (844-742-2504)
investor@shakeshack.com

Definitions
The following definitions apply to these terms as used in this release:
"Shack sales" is defined as the aggregate sales of food, beverages, gift card breakage income and Shake Shack branded merchandise at Company-operated Shacks and excludes sales from licensed Shacks.
“System-wide sales” is an operating measure and consists of sales from Company-operated Shacks and licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to licensing revenue based on a percentage of sales from licensed Shacks, as well as certain up-front fees, such as territory fees, opening fees, and termination fees.
"Same-Shack sales" represents Shack sales for the comparable Shack base, which is defined as the number of Company-operated Shacks open for 24 full fiscal months or longer. For consecutive days that Shacks were temporarily closed, the comparative period was also adjusted.
"Restaurant-level profit," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
"Restaurant-level profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses as a percentage of Shack sales.
“EBITDA,” a non-GAAP measure, is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit), and Depreciation and amortization expense.
“Adjusted EBITDA,” a non-GAAP measure, is defined as EBITDA (as defined above), excluding equity-based compensation expense, Impairments, loss on disposal of assets, and Shack closures, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
"Adjusted pro forma net income," a non-GAAP measure, represents Net income (loss) attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring items that the Company does not believe are directly related to its core operations and may not be indicative of its recurring business operations.

Exhibit 99.1
SHAKE SHACK INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands, except share and per share amounts)

	April 1 2026	December 31 2025
ASSETS
Current assets:
Cash and cash equivalents	$313,650	$360,123
Accounts receivable, net	29,171	32,962
Inventories	6,610	7,182
Prepaid expenses and other current assets	44,438	30,080
Total current assets	393,869	430,347
Property and equipment, net of accumulated depreciation of $577,755 and $551,004, respectively.	649,245	625,851
Operating lease assets	539,238	507,253
Deferred income taxes, net	325,179	322,385
Other assets	10,101	10,373
TOTAL ASSETS	$1,917,632	$1,896,209
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$27,017	$24,747
Accrued expenses	95,488	103,354
Accrued wages and related liabilities	21,151	25,481
Operating lease liabilities, current	65,195	63,553
Other current liabilities	23,761	27,783
Total current liabilities	232,612	244,918
Long-term debt	247,993	247,731
Long-term operating lease liabilities	608,605	575,138
Liabilities under tax receivable agreement, net of current portion	244,613	244,463
Other long-term liabilities	29,220	30,210
Total liabilities	1,363,043	1,342,460
Commitments and contingencies
Stockholders' equity:
Preferred stock, no par value—10,000,000 shares authorized; none issued and outstanding as of April 1, 2026 and December 31, 2025.	—	—
Class A common stock, $0.001 par value—200,000,000 shares authorized; 40,350,155 and 40,254,281 shares issued and outstanding as of April 1, 2026 and December 31, 2025, respectively.	40	40
Class B common stock, $0.001 par value—35,000,000 shares authorized; 2,430,789 and 2,434,789 shares issued and outstanding as of April 1, 2026 and December 31, 2025, respectively.	2	2
Additional paid-in capital	453,457	452,577
Retained earnings	72,419	72,709
Accumulated other comprehensive loss	(6)	(1)
Total stockholders' equity attributable to Shake Shack Inc.	525,912	525,327
Non-controlling interests	28,677	28,422
Total equity	554,589	553,749
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,917,632	$1,896,209

Exhibit 99.1
SHAKE SHACK INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(UNAUDITED)
(in thousands, except per share amounts)

	Thirteen Weeks Ended
	April 1 2026		March 26 2025
Shack sales	$354,047	96.5%	$309,838	96.6%
Licensing revenue	12,690	3.5%	11,060	3.4%
TOTAL REVENUE	366,737	100.0%	320,898	100.0%
Shack-level operating expenses(1):
Food and paper costs	100,023	28.3%	86,037	27.8%
Labor and related expenses	92,717	26.2%	86,668	28.0%
Other operating expenses	57,512	16.2%	48,262	15.6%
Occupancy and related expenses	28,654	8.1%	24,631	7.9%
General and administrative expenses	53,608	14.6%	40,640	12.7%
Depreciation and amortization expense	29,120	7.9%	26,543	8.3%
Pre-opening costs	6,870	1.9%	3,218	1.0%
Impairments, loss on disposal of assets, and Shack closures	867	0.2%	2,057	0.6%
TOTAL EXPENSES	369,371	100.7%	318,056	99.1%
INCOME (LOSS) FROM OPERATIONS	(2,634)	(0.7)%	2,842	0.9%
Other income, net	2,743	0.7%	2,971	0.9%
Interest expense	(548)	(0.1)%	(563)	(0.2)%
INCOME (LOSS) BEFORE INCOME TAXES	(439)	(0.1)%	5,250	1.6%
Income tax expense (benefit)	(145)	—%	737	0.2%
NET INCOME (LOSS)	(294)	(0.1)%	4,513	1.4%
Less: Net income (loss) attributable to non-controlling interests	(4)	—%	268	0.1%
NET INCOME (LOSS) ATTRIBUTABLE TO SHAKE SHACK INC.	$(290)	(0.1)%	$4,245	1.3%
Earnings (Loss) per share of Class A common stock:
Basic	$(0.01)		$0.11
Diluted	$(0.01)		$0.10
Weighted-average shares of Class A common stock outstanding:
Basic	40,289		40,120
Diluted	40,289		41,864
(1)As a percentage of Shack sales.

Exhibit 99.1
SHAKE SHACK INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)
(in thousands)

	Thirteen Weeks Ended
	April 1 2026	March 26 2025
OPERATING ACTIVITIES
Net income (loss) (including amounts attributable to non-controlling interests)	$(294)	$4,513
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization expense	29,120	26,543
Amortization of debt issuance costs	262	262
Amortization of cloud computing assets	512	606
Non-cash operating lease cost	24,687	20,674
Equity-based compensation	5,160	4,541
Deferred income taxes	(1,590)	(644)
Non-cash interest	26	33
Impairments, loss on disposal of assets, and Shack closures	867	2,057
Changes in operating assets and liabilities:
Accounts receivable	3,857	1,403
Inventories	572	702
Prepaid expenses and other current assets	(13,677)	(3,786)
Other assets	(2,128)	(2,375)
Accounts payable	3,301	(2,225)
Accrued expenses	(12,516)	5,566
Accrued wages and related liabilities	(4,330)	(4,874)
Other current liabilities	(5,332)	(409)
Operating lease liabilities	(21,536)	(23,128)
Other long-term liabilities	1,528	1,763
NET CASH PROVIDED BY OPERATING ACTIVITIES	8,489	31,222
INVESTING ACTIVITIES
Purchases of property and equipment	(47,192)	(29,352)
NET CASH USED IN INVESTING ACTIVITIES	(47,192)	(29,352)
FINANCING ACTIVITIES
Payments on principal of finance leases	(1,591)	(1,290)
Distributions paid to non-controlling interest holders	(12)	(21)
Payments under tax receivable agreement, including interest	(977)	(24)
Net proceeds from stock option exercises	69	123
Employee withholding taxes related to net settled equity awards	(5,254)	(8,450)
NET CASH USED IN FINANCING ACTIVITIES	(7,765)	(9,662)
Effect of exchange rate changes on cash and cash equivalents	(5)	(1)
DECREASE IN CASH AND CASH EQUIVALENTS	(46,473)	(7,793)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	360,123	320,714
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$313,650	$312,921

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)

To supplement the condensed consolidated financial statements, which are prepared and presented in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses the following non-GAAP financial measures: Restaurant-level profit, Restaurant-level profit margin, EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share (collectively the "non-GAAP financial measures").
Restaurant-Level Profit
Restaurant-level profit is defined as Shack sales less Shack-level operating expenses including Food and paper costs, Labor and related expenses, Other operating expenses and Occupancy and related expenses.
How This Measure Is Useful
When used in conjunction with GAAP financial measures, Restaurant-level profit and Restaurant-level profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Restaurant-level profit and Restaurant-level profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate employee compensation as it serves as a metric in certain performance-based employee bonus arrangements. The Company believes presentation of Restaurant-level profit and Restaurant-level profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision-making.
Limitations of the Usefulness of this Measure
Restaurant-level profit and Restaurant-level profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Restaurant-level profit and Restaurant-level profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Restaurant-level profit excludes certain costs, such as General and administrative expenses and Pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Restaurant-level profit and Restaurant-level profit margin should be reviewed in conjunction with the Company's GAAP financial results.

Exhibit 99.1
A reconciliation of Restaurant-level profit to Income (loss) from operations, the most directly comparable GAAP financial measure, is set forth below.

	Thirteen Weeks Ended
(dollar amounts in thousands)	April 1 2026	March 26 2025
Income (loss) from operations	$(2,634)	$2,842
Less:
Licensing revenue	12,690	11,060
Add:
General and administrative expenses	53,608	40,640
Depreciation and amortization expense	29,120	26,543
Pre-opening costs	6,870	3,218
Impairments, loss on disposal of assets, and Shack closures	867	2,057
Restaurant-level profit	$75,141	$64,240

Total revenue	$366,737	$320,898
Less: Licensing revenue	12,690	11,060
Shack sales	$354,047	$309,838

Restaurant-level profit margin(1)	21.2%	20.7%
(1)As a percentage of Shack sales.

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
EBITDA and Adjusted EBITDA
EBITDA, a non-GAAP measure, is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit) and Depreciation and amortization expense. Adjusted EBITDA, a non-GAAP measure, is defined as EBITDA excluding equity-based compensation expense, Impairments, loss on the disposal of assets, and Shack closures, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key metric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance-based equity incentive programs and certain bonus arrangements. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance.
Limitations of the Usefulness of These Measures
EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of EBITDA and adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal recurring expenses. Therefore, these measures may not provide a complete understanding of the Company's performance and should be reviewed in conjunction with the GAAP financial measures.

Exhibit 99.1
A reconciliation of EBITDA and adjusted EBITDA to Net income (loss), the most directly comparable GAAP measure, is set forth below.

	Thirteen Weeks Ended
(dollar amounts in thousands)	April 1 2026	March 26 2025
Net income (loss)	$(294)	$4,513
Depreciation and amortization expense	29,120	26,543
Interest expense, net	516	523
Income tax expense (benefit)	(145)	737
EBITDA	$29,197	$32,316

Equity-based compensation	5,160	4,541
Amortization of cloud-based software implementation costs	512	606
Impairments, loss on disposal of assets, and Shack closures	867	2,057
Executive transition costs(1)	1,130	—
Legal settlements(2)	—	983
Restatement costs(3)	—	254
Other(4)	99	(12)
Adjusted EBITDA	$36,965	$40,745

Adjusted EBITDA margin(5)	10.1%	12.7%
(1) Expenses incurred in connection with the termination, search, and hiring of certain executive positions.
(2) Expenses incurred to establish accruals related to the settlements of legal matters.
(3) Expenses incurred related to the restatement of prior periods in the 2023 Form 10-K.
(4) Amounts related to the conflict in the Middle East and expenses incurred for professional fees related to non-recurring matters.
(5) Calculated as a percentage of Total revenue, which was $366.7 million and $320.9 million for the thirteen weeks ended April 1, 2026 and March 26, 2025, respectively.

Exhibit 99.1
SHAKE SHACK INC.
NON-GAAP FINANCIAL MEASURES
(UNAUDITED)
Adjusted Pro Forma Net Income and Adjusted Pro Forma Earnings Per Fully Exchanged and Diluted Share
Adjusted pro forma net income represents Net income (loss) attributable to Shake Shack Inc. assuming the full exchange of all outstanding SSE Holdings, LLC membership interests ("LLC Interests") for shares of Class A common stock, adjusted for certain non-recurring items that the Company does not believe are directly related to its core operations and may not be indicative of recurring business operations. Adjusted pro forma earnings per fully exchanged and diluted share is calculated by dividing adjusted pro forma net income by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Interests, after giving effect to the dilutive effect of outstanding equity-based awards.
How These Measures Are Useful
When used in conjunction with GAAP financial measures, adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share are supplemental measures of operating performance that the Company believes are useful measures to evaluate performance period over period and relative to its competitors. By assuming the full exchange of all outstanding LLC Interests, the Company believes these measures facilitate comparisons with other companies that have different organizational and tax structures, as well as comparisons period over period because it eliminates the effect of any changes in Net income (loss) attributable to Shake Shack Inc. driven by increases in its ownership of SSE Holdings, which are unrelated to the Company's operating performance, and excludes items that are non-recurring or may not be indicative of ongoing operating performance.
Limitations of the Usefulness of These Measures
Adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share should not be considered alternatives to Net income (loss) and earnings (loss) per share, as determined under GAAP. While these measures are useful in evaluating the Company's performance, it does not account for the earnings attributable to the non-controlling interest holders and therefore does not provide a complete understanding of the Net income (loss) attributable to Shake Shack Inc. Adjusted pro forma net income and adjusted pro forma earnings per fully exchanged and diluted share should be evaluated in conjunction with GAAP financial results.

Exhibit 99.1
A reconciliation of adjusted pro forma net income to Net income (loss) attributable to Shake Shack Inc., the most directly comparable GAAP measure, and the computation of adjusted pro forma earnings per fully exchanged and diluted share are set forth below.

	Thirteen Weeks Ended
(in thousands, except per share amounts)	April 1 2026	March 26 2025
Numerator:
Net income (loss) attributable to Shake Shack Inc.	$(290)	$4,245
Adjustments:
Reallocation of Net income (loss) attributable to non-controlling interests from the assumed exchange of LLC Interests(1)	(4)	268
Impairment charges and Shack closures(2)	29	1,653
Executive transition costs(3)	1,130	—
Legal settlements(4)	—	983
Restatement costs(5)	—	254
Other(6)	99	(12)
Tax impact of above adjustments(7)	(876)	(993)
Adjusted pro forma net income	$88	$6,398

Denominator:
Weighted-average shares of Class A common stock outstanding—diluted	40,289	41,864
Adjustments:
Assumed exchange of LLC Interests for shares of Class A common stock(1)	2,433	2,449
Dilutive effect of equity awards	124	—
Dilutive effect of convertible notes	1,467	—
Adjusted pro forma fully exchanged weighted-average shares of Class A common stock outstanding—diluted	44,313	44,313

Adjusted pro forma earnings per fully exchanged share—diluted	$—	$0.14

	Thirteen Weeks Ended
	April 1 2026	March 26 2025
Earnings (loss) per share of Class A common stock—diluted	$(0.01)	$0.10
Non-GAAP adjustments(8)	0.01	0.04
Adjusted pro forma earnings per fully exchanged share—diluted	$—	$0.14
(1)Assumes the exchange of all outstanding LLC Interests for shares of Class A common stock, resulting in the elimination of the non-controlling interest and recognition of the net income (loss) attributable to non-controlling interests.
(2)Expenses incurred related to Shack closures during fiscal 2024 and fiscal 2025.
(3)Expenses incurred in connection with the termination, search, and hiring of certain executive positions.
(4)Expenses incurred to establish accruals related to the settlements of legal matters.
(5)Expenses incurred related to the restatement of prior periods in the 2023 Form 10-K.
(6)Amounts related to the conflict in the Middle East and expenses incurred for professional fees related to non-recurring matters.
(7)Represents the tax effect of the aforementioned adjustments and pro forma adjustments to reflect corporate income taxes at assumed effective tax rates of 89.3% and 21.3% for the thirteen weeks ended April 1, 2026 and March 26, 2025, respectively. Amounts include provisions for U.S. federal income taxes, certain LLC entity-level taxes and foreign withholding taxes, assuming the highest statutory rates apportioned to each applicable state, local and foreign jurisdiction.
(8)Represents the per share impact of non-GAAP adjustments for each period. Refer to the reconciliation of Adjusted pro forma net income above for additional information.